As filed with the Securities and Exchange Commission on April 27, 2015

Registration No. 333-203451

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Marlin Midstream Partners, LP*

Marlin Midstream Finance Corporation

(Exact Name of Registrant as specified in its charter)

Delaware	4922	46-2627595
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

12377 Merit Drive, Suite 300

Dallas, Texas 75251

(972) 674-5200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Eric T. Kalamaras

12377 Merit Drive, Suite 300

Dallas, Texas 75251

(972) 674-5200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

with a copy to:

Douglas E. McWilliams

Vinson & Elkins L.L.P.

1001 Fannin Street, Suite 2500

Houston, Texas 77002

(713) 758-2222

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

The following are additional registrants that may guarantee the debt securities registered hereby:

Exact Name of Registrant Guarantor(1)	State of Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Marlin Midstream, LLC	Texas	20-0262587
Marlin Logistics, LLC	Texas	27-3368460
Turkey Creek Pipeline, LLC	Texas	30-0331161
Marlin G&P I, LLC	Texas	20-2136073
Murvaul Gas Gathering, LLC	Texas	20-2020826
Talco Midstream Assets, Ltd.	Texas	75-2957004
Azure Holdings GP, LLC	Delaware	35-2530537
Azure TGG, LLC	Delaware	35-2526233

(1)	The address for the additional registrant guarantors is 12377 Merit Drive, Suite 300, Dallas, Texas 75251, and the telephone number for the registrant guarantors is (972) 674-5200. The Primary Industrial Classification Code for the registrant guarantors is 4922.

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) to the registration statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”) on April 16, 2015 (the “Registration Statement”) is being filed to correct a filing error by which Marlin Midstream Finance Corporation was inadvertently omitted as a co-registrant of the Registration Statement on the Commission’s Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system. Amendment No. 1 is being filed to add Marlin Midstream Finance Corporation as a co-registrant of the Registration Statement on the EDGAR system.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

MARLIN MIDSTREAM PARTNERS, LP

By:	MARLIN MIDSTREAM GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Financial Officer and Principal Accounting Officer)

April 27, 2015	By:	*
Thomas O. Whitener, Jr.
Director, Chairman of the Board of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
W. Keith Maxwell, III
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Thomas R. Fuller
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James Lytal
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Paul G. Smith
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James P. Benson
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Jay M. Frisbie
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Mark Mulhern
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

*By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

MARLIN MIDSTREAM FINANCE CORPORATION

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer and Director (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream Finance Corporation (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer and Director of Marlin Midstream Finance Corporation (Principal Financial Officer)

April 27, 2015	By:	*
Stacy A. Murray
Chief Accounting Officer and Director of Marlin Midstream Finance Corporation (Principal Accounting Officer)

* By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

MARLIN MIDSTREAM, LLC

By:	MARLIN MIDSTREAM PARTNERS, LP, its Sole Member

By:	MARLIN MIDSTREAM GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Financial Officer and Principal Accounting Officer)

April 27, 2015	By:	*
Thomas O. Whitener, Jr.
Director, Chairman of the Board of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
W. Keith Maxwell, III
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Thomas R. Fuller
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James Lytal
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Paul G. Smith
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James P. Benson
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Jay M. Frisbie
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Mark Mulhern
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

*By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

MARLIN LOGISTICS, LLC

By:	MARLIN MIDSTREAM PARTNERS, LP, its Sole Member

By:	MARLIN MIDSTREAM GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Financial Officer and Principal Accounting Officer)

April 27, 2015	By:	*
Thomas O. Whitener, Jr.
Director, Chairman of the Board of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
W. Keith Maxwell, III
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Thomas R. Fuller
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James Lytal
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Paul G. Smith
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James P. Benson
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Jay M. Frisbie
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Mark Mulhern
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

*By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

TURKEY CREEK PIPELINE, LLC

By:	MARLIN MIDSTREAM, LLC, its Sole Member

By:	MARLIN MIDSTREAM PARTNERS, LP, its Sole Member

By:	MARLIN MIDSTREAM GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Financial Officer and Principal Accounting Officer)

April 27, 2015	By:	*
Thomas O. Whitener, Jr.
Director, Chairman of the Board of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
W. Keith Maxwell, III
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Thomas R. Fuller
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James Lytal
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Paul G. Smith
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James P. Benson
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Jay M. Frisbie
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Mark Mulhern
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

*By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

MARLIN G&P I, LLC

By:	MARLIN MIDSTREAM, LLC, its Sole Member

By:	MARLIN MIDSTREAM PARTNERS, LP, its Sole Member

By:	MARLIN MIDSTREAM GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Financial Officer and Principal Accounting Officer)

April 27, 2015	By:	*
Thomas O. Whitener, Jr.
Director, Chairman of the Board of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
W. Keith Maxwell, III
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Thomas R. Fuller
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James Lytal
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Paul G. Smith
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James P. Benson
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Jay M. Frisbie
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Mark Mulhern
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

*By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

MURVAUL GAS GATHERING, LLC

By:	MARLIN MIDSTREAM, LLC, its Sole Member

By:	MARLIN MIDSTREAM PARTNERS, LP, its Sole Member

By:	MARLIN MIDSTREAM GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Financial Officer and Principal Accounting Officer)

April 27, 2015	By:	*
Thomas O. Whitener, Jr.
Director, Chairman of the Board of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
W. Keith Maxwell, III
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Thomas R. Fuller
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James Lytal
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Paul G. Smith
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James P. Benson
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Jay M. Frisbie
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Mark Mulhern
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

*By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

TALCO MIDSTREAM ASSETS, LTD.

By:	AZURE HOLDINGS GP, LLC, its General Partner

By:	MARLIN MIDSTREAM, LLC, its Sole Member

By:	MARLIN MIDSTREAM PARTNERS, LP, its Sole Member

By:	MARLIN MIDSTREAM GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Financial Officer and Principal Accounting Officer)

April 27, 2015	By:	*
Thomas O. Whitener, Jr.
Director, Chairman of the Board of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
W. Keith Maxwell, III
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Thomas R. Fuller
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James Lytal
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Paul G. Smith
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James P. Benson
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Jay M. Frisbie
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Mark Mulhern
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

*By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

AZURE TGG, LLC

By:	MARLIN MIDSTREAM, LLC, its Sole Member

By:	MARLIN MIDSTREAM PARTNERS, LP, its Sole Member

By:	MARLIN MIDSTREAM GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Financial Officer and Principal Accounting Officer)

April 27, 2015	By:	*
Thomas O. Whitener, Jr.
Director, Chairman of the Board of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
W. Keith Maxwell, III
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Thomas R. Fuller
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James Lytal
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Paul G. Smith
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James P. Benson
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Jay M. Frisbie
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Mark Mulhern
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

*By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 27th day of April, 2015.

AZURE HOLDINGS GP, LLC

By:	MARLIN MIDSTREAM, LLC, its Sole Member

By:	MARLIN MIDSTREAM PARTNERS, LP, its Sole Member

By:	MARLIN MIDSTREAM GP, LLC, its General Partner

By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed on the dates set forth below by the following persons in the capacities indicated.

April 27, 2015	By:	*
I.J. “Chip” Berthelot, II
President, Chief Executive Officer and Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Executive Officer)

April 27, 2015	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP (Principal Financial Officer and Principal Accounting Officer)

April 27, 2015	By:	*
Thomas O. Whitener, Jr.
Director, Chairman of the Board of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
W. Keith Maxwell, III
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Thomas R. Fuller
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James Lytal
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Paul G. Smith
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
James P. Benson
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Jay M. Frisbie
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

April 27, 2015	By:	*
Mark Mulhern
Director of Marlin Midstream GP, LLC, General Partner of Marlin Midstream Partners, LP

*By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Attorney-in-fact